Dreyfus Core Equity Fund
Summary Prospectus January 1, 2011 As revised June 1, 2011
Class Ticker A DLTSX B DPEBX C DPECX I DPERX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-554-4611 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated January 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page 33 of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	1.10	1.10	1.10	1.10
Distribution and/or Service (Rule 12b-1) fees	.25	1.00	1.00	none
Other expenses	.01	.01	.01	.02
Total annual fund operating expenses	1.36	2.11	2.11	1.12
Fee waiver and/or expense reimbursement**	(.01)	(.01)	(.01)	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.35	2.10	2.10	1.11

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** The Dreyfus Corporation has agreed to pay all of the fund’s expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested Board members and their counsel (in the amount of .01% for the past fiscal year).

0047SP0111

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$978	$1,272	$2,105
Class B	$613	$958	$1,329	$2,064
Class C	$313	$658	$1,129	$2,431
Class I	$113	$353	$612	$1,352

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$978	$1.272	$2,105
Class B	$213	$658	$1,129	$2,064
Class C	$213	$658	$1,129	$2,431
Class I	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 2.09% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in common stock. The fund focuses on “blue chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. The fund typically sells a stock when it believes there is a significant adverse change in a company’s business fundamentals that may lead to a sustained impairment in earnings power.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Blue chip risk. By focusing on large capitalization, high quality stocks, the fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

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• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 13.37% Worst Quarter Q4, 2008: -18.64%
The year-to-date total return of the fund’s Class A shares as of 9/30/10 was 4.66%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund’s Class B, C and I shares, periods prior to 4/15/02 reflect the performance of the fund’s Class A shares adjusted to reflect each share class’ applicable sales charge. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class B and C shares for such periods may have been lower.

Average Annual Total Returns (as of 12/31/09) Class(Inception Date)
	1 Year	5 Years	10 Years
Class A (9/30/98) returns before taxes	15.30%	-.20%	-1.21%
Class A returns after taxes on distributions	15.04%	-.41%	-1.41%
Class A returns after taxes on distributions and sale of fund shares	10.30%	-.16%	-1.06%
Class B (4/15/02) returns before taxes	17.44%	-.18%	-.91%
Class C (4/15/02) returns before taxes	20.48%	.23%	-1.21%
Class I (4/15/02) returns before taxes	22.77%	1.55%	-.27%
S&P 500® Index reflects no deduction for fees, expenses or taxes	26.47%	.42%	-.95%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation and the fund’s sub-investment adviser is Fayez Sarofim & Co. (Sarofim & Co.). The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Catherine Crain, Jeff Jacobe, Gentry Lee, Christopher Sarofim and Charles Sheedy. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team members hold the following positions at Sarofim & Co.: Mr. Fayez Sarofim is Chief Executive Officer, Chairman of the Board and Chief

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Investment Officer, Ms. Crain is a Vice President and Director of Marketing and Client Services, Mr. Jacobe is a Director of Investments and a Senior Vice President, Mr. Lee is the President, Mr. Christopher Sarofim is a Vice Chairman and Mr. Sheedy is a Senior Vice President.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-544-4611 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Core Equity Fund Summary	4